List of Registrant's Subsidiaries


                                                                           Percentage Owned by
Name of Subsidiary                               Jurisdiction                  Registrant
------------------                               ------------              -------------------

Telemetrix Resource Group Ltd.1                Nova Scotia, Canada            100%
Telemetrix Solutions Inc.2                          Colorado                  100%
Tracy Corporation II                                Nebraska                  100%
    dba Western Total Communications





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1 Registrant  owns 100% of Telemetrix  Solutions  Inc., a Colorado  corporation, which in turn owns 100% of Telemetrix Resource Group, Ltd., a Nova Scotia, Canada corporation
2 Formerly known as Telemetrix Resource Group, Inc., a Colorado corporation